                                                                    EXHIBIT 10.7
                                                                    ------------


                        STANDARD FORM COMMERCIAL LEASE

                                         Member Greater Boston Real Estate Board

1. PARTIES           LESSOR, which expression shall include McFarland FLP heirs,
   (fill in)         successors, and assigns where the context so admits, does
                     hereby lease to

2. PREMISES          LESSEE, which expression shall include Virtual Knowledge,
   (fill in and      Inc. successors, executors, administrators, and assigns
   include, if       where the context so admits, and the LESSEE hereby leases
   applicable,       the following described premises:
   suite number,
   floor number,     7,715 rentable square feet on the top floor of 200
   and square feet)  Highland Avenue, Needham, Massachusetts

                     together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises and lavatories nearest thereto.

3. TERM              The term of this lease shall be for see section 23 A
   (fill in)         commencing on           and ending on

4.                   [deleted]

5.                   [deleted]

6.                   [deleted]

7. UTILITIES         The Lessor shall pay, as they become due, all bills for
                     electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to
                     the leased premises and presently separately metered, and
                     all bills for fuel furnished to a separate tank servicing
   delete "air       the leased promises exclusively.  The LESSOR agrees to
   conditioning"     provide all other utility service and to furnish
   if not            reasonably hot and cold water and reasonable heat and
   applicable        air conditioning (except to the extent that the same are
                     furnished through separately metered utilities or separate fuel tanks as set forth above) to the leased premises, the hallways, stairways, elevators, and lavatories during normal business hours on regular business days of the heating and air conditioning seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR'S control.
                     Lessee shall be separately metered and pay for lights and plugs.

                     LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation shall be subject to the written consent of the LESSOR.

8.  USE OF LEASED     The LESSEE shall use the leased promises only for the
    PREMISES          purpose of General Office Use
    (fill in)

9.  COMPLIANCE WITH   The LESSEE acknowledges that no trade or occupation shall
    LAWS              be conducted in the leased premises or use made thereof
                      which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10. FIRE INSURANCE    The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New
                      England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the premises.

11. MAINTENANCE       The LESSEE agrees to maintain the leased premises in good
                      condition, damage by fire and other casualty only
                      excepted, and whenever necessary, to replace plate glass
    A. LESSEE'S       and other glass therein, acknowledging that the leased
       OBLIGATIONS    premises are now in good order and the glass whole. The
                      LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

    B. LESSOR'S       The LESSOR agrees to maintain the structure of the
       OBLIGATIONS    building of which the leased premises are a part in the
                      same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12. ALTERATIONS-      The LESSEE shall not make structural alterations or
    ADDITIONS         additions to the leased premises, but may make non-
                      structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the payment compensation. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished by the LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. ASSIGNMENT-       The LESSEE shall not assign or sublet the whole or any
                      part of the leased premises

    SUBLEASING        without LESSOR'S prior written consent which consent
                      shall be unreasonably withheld or delayed.
                      Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all ______ and for the full performance of the covenants and conditions of this lease.

14. SUBORDINA-        This lease shall be subject and subordinate to any and all
    TION              mortgages, now or at any time hereafter, a lien or liens
                      on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR'S ACCESS   The LESSOR or agents of the LESSOR may, at reasonable
                      times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same as affixed without hindrance or molestation.

16. INDEMNIFICA-      The LESSEE shall save the LESSOR harmless from all loss
    TION AND          and damage occasioned by the use or escape of water or by
    LIABILITY         the bursting of pipes, as well as from any claim or damage
    (fill in)         resulting from neglect in not removing snow and ice from
                      the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be Lessor's responsibility.

17. LESSEE'S          The LESSEE shall maintain with respect by the leased
    LIABILITY         premises and the property of which the leased premises are
    INSURANCE         a part comprehensive public liability insurance in the
    (fill in)         amount of $1,000,000 with property damage insurance in
                      limits of $50,000 - $100,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty
                      (30) days prior to the expiration of any such policies.
                      All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18. FIRE,             Should a substantial portion of the leased premises, or of
    CASUALTY -        the property of which they are a part, be substantially
    EMINENT           damaged by the fire or other casualty, or be taken by
    DOMAIN            eminent domain, the LESSOR may elect to terminate this
                      lease. When such fire, casualty, or taking renders the leased premises unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                         (a) The LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or

                         (b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking.

                      The LESSOR reserves, and the LESSEE imparts to the Lessor, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

19. DEFAULT AND       In the event that:
    BANKRUPTCY
    (fill in)            (a)  The LESSEE shall default in the payment of any
                              installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

                         (b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

                         (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE'S property for the benefit of creditors,

                      then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of six (6) percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE            Any notice from the LESSOR to the LESSEE relating to the
    (fill in)         leased premises or to the occupancy thereof, shall be
                      deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at 15
                      Cefalo Road, Boston, MA 02132.

21. SURRENDER         The LESSEE shall at the expiration of such termination of
                      this lease remove all LESSEE'S goods and effects from the leased premises (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted.
                      In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.                   [deleted]

23. OTHER             It is also understood and agreed that:
    PROVISIONS
                         A.) Term of lease for Suite 401, 2,538 sq. ft. shall be two years two months with one, one year option commencing 9/1/98-10/31/00 Term of lease for Suite 402, 5,177 sq. ft. shall be two years with one, one year option commencing 11/1/98-10/31/00

                         B.)  Rent for 9/1/98-10/31/98       $  8,248.50

                              Rent for 11/1/98-10/31/99       169,730.00

                              Rent for 11/1/99-10/31/00       177,445.00

                              Option Year 11/1/00-10/31/01    185,160.00

                         C.) Before tenant moves in to Suite 401 9/1/98, Lessor will touch up paint and add doorway from the kitchen area of Suite 401 to connect with Suite 402.

                         D.) Lessee shall have the exclusive right to exterior signage at two locations at the building where the "HomeView" signs are currently. Lessor hereby consents to Lessee affixing a sign depicting Lessee's company name on said location provided the sign is in compliance with all applicable rules and regulations in the Town of Needham. Which approvals shall be the Lessee's responsibility. Costs associated with removal and/or disposal of unusable portions of "Homeview" signage are the responsibility of Lessor.

IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this ________________ day of ______________ 19___


/s/ Illegible                      /s/ Illegible
_________________________          __________________________
LESSEE                             LESSOR


_________________________          __________________________
LESSEE                             LESSOR


          ________________________
          BROKER(S)

                        STANDARD FORM COMMERCIAL LEASE


1.  PARTIES                   LESSOR, which expression shall include McFarland
    (fill in)                 FLP heirs, successors, and assigns where the
                              context so admits, does hereby lease to
                              SmarterKids.com

                              LESSEE, which expression shall include their successors, executors, administrators, and assigns where the context so admits and the LESSEE hereby leases the following described premises:

2.  PREMISES                  5,000 rentable square feet on the third floor 200
    (fill in and include, if  Highland Avenue, Needham, MA
    applicable, suite
    number, floor
    number and square         together with the right to use in common, with
    feet)                     others entitled thereto, the hallways, stairways,
                              and elevators, necessary for access to said leaded premises, and lavatories nearest thereto.

3.  TERM                      The term of this lease shall be for SEE SECTION
    (fill in)                 27A commencing on __________________ and ending on
                              _________________________________.

4.  RENT                      The LESSEE shall pay to the LESSOR fixed rent at
    (fill in)                 the rate of SEE SECTION 27B dollars per year,
                              payable in advance in monthly installments of ______, subject to proration in the case of any partial calendar month. All rent shall be payable without offset or deduction.

5.  SECURITY DEPOSIT          [Intentionally Omitted]
    (fill in)

6.  RENT ADJUSTMENT           [Intentionally Omitted]

    A.  TAX                   [Intentionally Omitted]
       ESCALATION
       (fill in or delete)

    B.  OPERATING             [Intentionally Omitted]
       COST
       ESCALATION
       (fill in or delete)

    C.  CONSUMER              [Intentionally Omitted]
       PRICE

  ESCALATION
  (fill in or delete)

7.  UTILITIES           The LESSOR shall pay, as they become due, all bills for
                        electricity and other utilities (where they are used for
(* delete "air          furnishing heat or other purposes) that are furnished to
conditioning" if not    the lease premises and presently separately metered,
applicable)             and all bills for fuel furnished to a separate tank
                        servicing the leased premises exclusively. The LESSOR agrees to provide all other utility service and to furnish reasonably hot and cold water and reasonable heat and air conditioning* (except to the extent that the same are furnished through separately metered utilities or separate fuel tanks as set forth above) to the leased premises, the hallways, stairways, elevators, and lavatories during normal business hours on regular business days of the heating and air conditioning seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control. Lessee shall be separately metered and pay for lights and plugs.

                        LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of the lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

8.  USE OF LEASED       The LESSEE shall use the leased premises only for
    PREMISES            the purpose of General Office Use.
    (fill in)

9.  COMPLIANCE          The LESSEE acknowledges that no trade or occupation
    WITH LAWS           shall be conducted in the leased premises or use made
                        thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Without limiting the generality of the foregoing (a) the LESSEE shall not bring or permit to be brought or kept in or on the leased premises or elsewhere on the LESSOR's property any hazardous, toxic, inflammable, combustible or explosive fluid, material, chemical or substance, including without limitation any item defined as hazardous pursuant to Chapter 21E of the Massachusetts
                        General Laws; and

                        (b) the LESSEE shall be responsible for compliance with requirements imposed by the Americans with Disabilities Act relative to the layout of the leased premises and any work performed by the LESSEE therein.

10.  FIRE INSURANCE     The LESSEE shall not permit any use of the leased
                        premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

   11.                  The LESSEE agrees to maintain the leased premises in
MAINTENANCE             good condition, damage by fire and other casualty only
                        excepted, and whenever necessary, to replace plate glass
A. LESSEE'S             and other glass therein, acknowledging that the leased
   OBLIGATIONS          premises are now in good order and the glass whole. The
                        LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

   B. LESSOR'S          The LESSOR agrees to maintain the structure of the
      OBLIGATIONS       building of which the leased premises area part in the
                        same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12.ALTERATIONS -        The LESSEE shall not make structural alterations or
   ADDITIONS            additions to the leased premises, but may make non-
                        structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction.
                        LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR.
                        Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13.  ASSIGNMENT -       The LESSEE shall not assign or sublet the whole or any
    SUBLEASING          part of the leased premises without LESSOR's prior
                        written consent which consent shall not be unreasonably withheld or delayed. Lessor has first refusal rights.
                        Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14.                     This lease shall be subject and subordinate to any and
SUBORDINATION           all mortgages, deeds of trust and other instruments in
                        the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instrument sin the nature of a mortgage.

15. LESSOR'S            The LESSOR or agents of the LESSOR may, at reasonable
    ACCESS              times, enter to view the leased premises and may remove
                        placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16.                     The LESSEE shall save the LESSOR harmless from all loss
    INDEMNIFICATION     and damage occasioned by anything occurring on the
    AND LIABILITY       leased premises unless caused by the negligence or
    (fill in)           misconduct of the LESSOR, and from all loss and damage
                        wherever occurring occasioned by any omission, fault, neglect or other misconduct of the LESSEE. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be LESSOR's responsibility.

17. LESSEE'S LIABILITY  The LESSEE shall maintain with respect to the leased
    INSURANCE           premises and the property of which the leased premises
    (fill in)           are a part comprehensive public liability insurance in
                        the amount of $1,000,000 with property damage insurance in limits of $50,000 -$100,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty
                        (30) days prior to the expiration of any such policies.
                        All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18. FIRE, CASUALTY -    Should a substantial portion of the leased premises, or
    EMINENT DOMAIN      of the property of which they are a part, be
                        substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                              (a)  The LESSOR fails to give written notice
                                   within thirty (30) days of intention to
                                   restore leased premises; or
                              (b)  The LESSOR fails to restore the leased
                                   premises to a condition substantially
                                   suitable for their intended use within ninety
                                   (90) days of said fire, casualty or taking.

                        The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19. DEFAULT AND         In the event that:
    BANKRUPTCY
    (fill in)                 (a)  The LESSEE shall default in the payment of
                                   any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof;
                                   or
                              (b)  The LESSEE shall default in the observance or
                                   performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or
                              (c)  The LESSEE shall be declared bankrupt or
                                   insolvent according to law, or, if any
                                   assignment shall be made of LESSEE's property for the benefit of creditors,

                        then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of six (6) per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE              Any notice from the LESSOR to the LESSEE relating to the
    (fill in)           leased premises or to the occupancy thereof, shall be
                        deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing.
                        All rent notices shall be paid and sent to the LESSOR at 15 Cefalo Road, Boston, MA 02132.

21. SURRENDER           The LESSEE shall at the expiration or other termination
                        of this lease remove all LESSEE's goods and effects from the leased premises (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22. BROKERAGE           [Intentionally Omitted]
   (fill in or delete)

23. CONDITION OF        Except as may be otherwise expressly set forth herein,
    PREMISES            the LESSEE shall accept the leased premises "as is" in
                        their condition as of the commencement of the term of this lease, and the LESSOR shall be obligated to perform no work whatsoever in order to prepare the leased premises for occupancy by the LESSEE.

24. FORCE MAJEURE       In the event that the LESSOR is prevented or delayed
                        from making any repairs or performing any other covenant hereunder by reason of any cause reasonably beyond the control of the LESSOR, the LESSOR shall not be liable to the LESSEE therefor nor, except as expressly otherwise provided in case of casualty or taking, shall the LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim by the LESSEE that such failure constitutes actual or constructive eviction from the leased premises or any part thereof.

25. LATE CHARGE         If rent or any other sum payable hereunder remains
                        outstanding for a period of ten (10) days, the LESSEE shall pay to the LESSOR a late charge equal to one and one-half percent (1.5%) of the amount due for each month of the amount due for each month or portion thereof during which the arrearage continues.

26. LIABILITY OF        N owner of the property of which the leased premises are
    OWNER               a part shall be liable hereunder except for breaches of
                        the LESSOR's obligations occurring during the period of such ownership. The obligations of the LESSOR shall be binding upon the LESSOR's interest in said property, but not upon other assets of the LESSOR, and no individual partner, agent, trustee, stockholder, officer, director, employee or beneficiary of the LESSOR shall be personally liable for performance of the LESSOR's obligations hereunder.

27. OTHER PROVISIONS    It is also understood and agreed that:

                           (a) Term of Lease for Suite 300, 5000 sq. ft. shall be one year six months with one, one year option commencing 6/1/99 - 10/31/00.
                           (b)  Rent for 6/1/99 - 6/31/99 = $6,625.00 6/1/99 -
                                10/31/99 = $53,125.00 or $10,625.00 per month
                                11/1/99 - 10/31/00 = $130,000.00 or $10,833.33
                                per month Option year 11/1/00 - 10/31/01 =
                                $132,500.00 or $11,041.67 per month
                           (c) LESSOR to buildout three walls, repair or replace all damaged carpeting, walls, doors, etc.; remove certain fixed workstations; paint entire space, clean carpet area, buff floors; rebuild kitchen; replace or add certain light fixtures; provide 4 parking spaces per thousand 10 at hotel, 18 new, 24 existing; have an umber of indoor spots labeled for Smarterkids; provide parking during construction of new parking lot; provide well-lit access to Sheraton garage; maintain walkway from building to steps of the Sheraton parking garage.


IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this 16th day of April, 1999.

/s/ ILLEGIBLE                            /s/ JAMES MCFARLAND
--------------------------------         --------------------------------
LESSEE                                   LESSOR

________________________________         ________________________________
LESSEE                                   LESSOR



                          ________________________________
                          BROKER(S)